                                                                   EXHIBIT 10(i)

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This Second Amendment to Credit Agreement (this "AMENDMENT") dated as of August 13, 2002, but effective as of June 30, 2002, is among KCS ENERGY, INC. (the "BORROWER"), certain commercial lending institutions named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a "LENDER" and collectively as the "LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as agent for the Lenders (in such capacity, together with its successors and assigns, the "AGENT"), CIBC INC., as collateral agent for the Lenders (in such capacity, the "COLLATERAL AGENT").

                              PRELIMINARY STATEMENT

         A. The Borrower, the Lenders, the Agent and the Collateral Agent have entered into that certain Credit Agreement dated as of November 28, 2001, as amended by that certain First Amendment to Credit Agreement dated as of May 14, 2002 (the "CREDIT AGREEMENT").

         B. The Borrower, the Lenders, the Agent and the Collateral Agent intend to amend certain provisions of the Credit Agreement as set forth herein.

         NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

         Section 2. AMENDMENT OF CREDIT AGREEMENT.

         (a) Section 1.2 of the Credit Agreement is hereby amended by inserting in the alphabetically appropriate places each of the following defined terms:

             "Senior Debt" shall mean, as of a given date, the aggregate principal amount of all Debt outstanding as of such date under the Senior Notes and this Agreement."

             "Senior Debt Interest Expense" shall mean, for any period, the total interest expense attributable to the Senior Debt of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but shall exclude non-cash amortization of debt expense."

         (b) Section 6.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "6.21 Debt to Adjusted EBITDA Ratio. Permit the ratio of (a) Debt to
         (b) Adjusted EBITDA for the preceding four fiscal quarters to be more than (i) as of the close of the fiscal quarter ending March 31, 2002,
         4.25 to 1.0, and (ii) as of the close of the fiscal quarter ending June 30, 2002, and each fiscal quarter thereafter, 5.25 to 1.0."

         (c) The following Sections 6.22 and 6.23 are hereby inserted into the Credit Agreement immediately following the existing Section 6.21:

         "6.22 Senior Debt to Adjusted EBITDA Ratio. Permit the ratio of (a) Senior Debt to (b) Adjusted EBITDA for the preceding four fiscal quarters to be more than 2.25 to 1.0 as of the close of any fiscal quarter."

         "6.23 Adjusted EBITDA to Senior Debt Interest Expense Ratio. Permit the ratio of (a) Adjusted EBITDA to (b) Senior Debt Interest Expense for the preceding four fiscal quarters to be less than 3.5 to 1.0 as of the close of any fiscal quarter."

         Section 3. RATIFICATION. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents. This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

         Section 4. EFFECTIVENESS. This Amendment shall be effective as of June 30, 2002, provided that the conditions set forth in this Section 5 are satisfied:

         (a) The Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Agent, the Collateral Agent and from all of the Lenders.

         (b) The Borrower shall have confirmed and acknowledged to the Agent, the Collateral Agent and the Lenders, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Agent, the Collateral Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

         Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Section 6. MISCELLANEOUS. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Agent, the Collateral Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         Section 7. FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of Page Left Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                    BORROWER:

                                    KCS ENERGY, INC.,
                                    a Delaware corporation


                                    By:  /s/ James W. Christmas
                                         ---------------------------------------
                                    Name:    James W. Christmas
                                    Title:   President and Chief Executive
                                             Officer


                                    AGENTS AND LENDERS:

                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    NEW YORK AGENCY,
                                    as Agent


                                    By:  /s/ Nora Q. Catiis
                                         ---------------------------------------
                                    Name:    Nora Q. Catiis
                                    Title:


                                    CIBC INC.
                                    as Collateral Agent and Lender


                                    By:  /s/ Nora Q. Catiis
                                         ---------------------------------------
                                    Name:    Nora Q. Catiis
                                    Title:


                                    GUARANTY BANK
                                    as Lender


                                    By:  /s/ Richard Menchaca
                                         ---------------------------------------
                                    Name:  Richard Menchaca
                                    Title: Vice President

                                      S-1